Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

This AMENDMENT NO. 5 TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT, dated as of March 27, 2024 (this “Fifth Amendment”), is entered into among MISTER CAR WASH HOLDINGS, INC., a Delaware corporation (the “Borrower”), HOTSHINE INTERMEDIATECO, INC., a Delaware corporation (“Holdings”), the other Guarantors party hereto, JEFFERIES FINANCE LLC, as resigning administrative agent and collateral agent (in such capacity, the “Resigning Agent”), BANK OF AMERICA, N.A. (“BofA”), as the successor administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Successor Administrative Agent” or “Administrative Agent”) and collateral agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Successor Collateral Agent” or “Collateral Agent”) under the Credit Agreement referred to below, the 2024 Lenders (as defined below), and the other parties party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Holdings, the Resigning Agent, the Lenders from time to time party thereto (such Lenders party thereto prior to giving effect to this Fifth Amendment, collectively, the “Existing Lenders”) and the other parties from time to time party thereto have entered into that certain Amended and Restated First Lien Credit Agreement, dated as of May 14, 2019 (as amended by that certain Amendment No. 1 to Amended and Restated First Lien Credit Agreement, dated as of February 5, 2020, that certain Amendment No. 2 to Amended and Restated First Lien Credit Agreement, dated as of June 4, 2021, that certain Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 8, 2021, and that certain Amendment No. 4 to Amended and Restated Credit Agreement, dated as of December 12, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Fifth Amendment, the “Credit Agreement”);

WHEREAS, as contemplated by Section 10.09 of the Existing Credit Agreement, this Fifth Amendment shall constitute notice of the resignation of the Resigning Agent to the Lenders and the Borrower and, on and subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 8 hereof, but prior to the amendment of the Existing Credit Agreement and the other transactions to occur on the Fifth Amendment Effective Date, the Lenders party hereto (consisting of at least the Required Lenders immediately prior to the making of the 2024 Refinancing Term Loans and the 2024 Revolving Commitments (each as defined below)), have agreed to appoint Bank of America, N.A. as successor to the Resigning Agent (such resignation and appointment, the “Administrative Agent and Collateral Agent Replacement”);

WHEREAS, pursuant to, and in accordance with, Section 2.17 of the Existing Credit Agreement, the Borrower desires to establish Credit Agreement Refinancing Indebtedness in the form of Refinancing Term Commitments in an aggregate principal amount of $901,200,945.38 (the “2024 Refinancing Term Commitments” and, upon the funding thereof, the “2024 Refinancing Term Loans”), which 2024 Refinancing Term Commitments will be funded in full on the Fifth Amendment Effective Date (as defined below) to refinance all Initial Term Loans (including, for the avoidance of doubt, all funded Delayed Draw Term Loans and 2021 Incremental Term Loans incurred pursuant to Amendment No. 3) outstanding under the Existing Credit Agreement held by the Existing Lenders (such Initial Term Loans as so refinanced, the “2024 Refinanced Term Loans” and the Lenders thereunder, the “2024 Refinancing Term Loan Lenders”);

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WHEREAS, pursuant to, and in accordance with Section 2.16 of the Existing Credit Agreement, the Borrower desires to incur Incremental Term Loans to be provided by each Lender set forth on Schedule I hereto (each, a “2024 Incremental Term Lender” and, together with the 2024 Refinancing Term Loan Lenders, the “2024 Term Lenders”) in an aggregate principal amount of $ $23,799,054.62 (the “2024 Incremental Term Commitments” and, together with the 2024 Refinancing Term Commitments, the “2024 Term Commitments” and, upon the funding thereof, the “2024 Incremental Term Loans” and, together with the 2024 Refinancing Term Loans, the “2024 Term Loans”);

WHEREAS, pursuant to, and in accordance with, Section 2.17 of the Existing Credit Agreement, the Borrower desires to establish Credit Agreement Refinancing Indebtedness in the form of Refinancing Revolving Commitments to be provided by each Lender set forth on Schedule II hereto (each, a “2024 Refinancing Revolving Lender”) in an aggregate principal amount of $150,000,000 (the “2024 Refinancing Revolving Commitments” and, upon the funding thereof, the “2024 Refinancing Revolving Loans”), which 2024 Refinancing Revolving Commitments will become available on and after the Fifth Amendment Effective Date (as defined below) to replace all Revolving Commitments outstanding under the Existing Credit Agreement held by the Existing Lenders that are Revolving Lenders (such Revolving Commitments as so replaced, the “2024 Refinanced Revolving Commitments”); and

WHEREAS, pursuant to, and in accordance with, Section 2.16 of the Existing Credit Agreement, the Borrower desires to increase to the 2024 Initial Revolving Commitments to be provided by each Lender set forth on Schedule II hereto (each in such capacity, an “2024 Incremental Revolving Lender” and collectively, together with the 2024 Refinancing Revolving Lenders, the “2024 Revolving Lenders” and, collectively, together with the 2024 Term Lenders, the “2024 Lenders”) as set forth opposite the name of such Lender in the column under the heading “2024 Incremental Revolving Commitment” in the table on Schedule II hereto which represent an aggregate principal amount equal to $150,000,000 (such increased commitments, the “2024 Incremental Revolving Commitments” and, together with the 2024 Refinancing Commitments, collectively, the “2024 Revolving Commitments”);

WHEREAS, each of BofA, Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., Wells Fargo Securities, LLC, Fifth Third Bank, National Association, MUFG Bank, Ltd., RBC Capital Markets , Jefferies Finance LLC, BMO Capital Markets Corp., Banco Santander, S.A., New York Branch, and U.S. Bank National Association have agreed to act as a joint lead arranger (the “Fifth Amendment Lead Arrangers”) in arranging this Fifth Amendment, which the Borrower and Holdings acknowledge hereby;

WHEREAS, each of BofA, Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC have agreed to act as a joint bookrunner (the “Fifth Amendment Joint Bookunners”) in connection with this Fifth Amendment, which the Borrower and Holdings acknowledge hereby;

WHEREAS, (a) pursuant to Section 2.17 of the Existing Credit Agreement, the Borrower may obtain Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans and all or any portion of the Revolving Commitments in the form of Refinancing Commitments and/or Refinancing Loans by entering into one or more Refinancing Amendments in accordance with the terms and conditions of the Existing Credit Agreement and (b) pursuant to Section 2.16 of the Existing Credit Agreement, the Borrower may obtain Incremental Term Facilities and Incremental Revolving Facilities by entering into one or more Incremental Amendments in accordance with the terms and conditions of the Existing Credit Agreement;

WHEREAS, pursuant to Sections 2.16(e) and 2.17(b) of the Existing Credit Agreement, the Existing Credit Agreement is amended as set forth herein; and

IF = AND ( COMPARE 2 = 10, COMPARE SECTION 1 = "1" 1) 0 = 1 24964213.6

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WHEREAS, on the applicable terms and conditions set forth herein and in the Credit Agreement, (a) each 2024 Refinancing Term Lender is willing to provide the 2024 Refinancing Term Loans to the Borrower, (b) each 2024 Incremental Term Lender is willing to provide the 2024 Incremental Term Loans to the Borrower, (c) each 2024 Refinancing Revolving Lender is willing to make available the 2024 Refinancing Revolving Commitments to the Borrower, (d) each 2024 Incremental Revolving Lender is willing to provide the 2024 Incremental Revolving Commitments to the Borrower on the terms and conditions set forth herein and (e) this Fifth Amendment shall constitute a Refinancing Amendment, and an Incremental Amendment; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

Section 1. Rules of Construction.

The rules of construction specified in Sections 1.02 through 1.12 of the Credit Agreement shall apply to this Fifth Amendment, mutatis mutandis, including the terms defined in the preamble and recitals hereto.

Section 2. 2024 Term Loans.

(a)
Commitments.
(i)
Subject to the terms and conditions set forth herein and pursuant to Section 2.18 of the Existing Credit Agreement, each 2024 Refinancing Term Lender agrees to make 2024 Refinancing Term Loans to the Borrower on the Fifth Amendment Effective Date in an amount equal to its 2024 Refinancing Term Commitment. All of the 2024 Refinancing Term Commitments are denominated in Dollars. The aggregate amount of the 2024 Refinancing Term Commitments on the Fifth Amendment Effective Date (prior to the funding of the 2024 Refinancing Term Loans thereunder on such date) is $901,200,945.38.
(ii)
Subject to the terms and conditions set forth herein, each 2024 Incremental Term Lender severally agrees to provide, on the Fifth Amendment Effective Date, the 2024 Incremental Term Commitments in an amount equal to the 2024 Incremental Term Commitment set forth next to its name in Schedule I hereto. The aggregate amount of the 2024 Incremental Term Commitments on the Fifth Amendment Effective Date is $23,799,054.62, and the aggregate amount of all 2024 Term Commitments on the Fifth Amendment Effective Date is $925,000,000.
(b)
Borrowings. The full amount of the 2024 Term Commitments shall be drawn by the Borrower in a single drawing on the Fifth Amendment Effective Date, subject solely to the satisfaction or waiver of the conditions precedent set forth in Section 8 hereof. Immediately after the funding thereof on the Fifth Amendment Effective Date, the 2024 Term Commitments shall terminate without further action by any Person. Amounts repaid or prepaid on or after the Fifth Amendment Effective Date in respect of 2024 Term Loans may not be reborrowed.
(c)
Terms.
(i)
The 2024 Refinancing Term Commitments and the 2024 Refinancing Term Loans shall be treated as a separate and distinct Class and Facility from the Initial Term Loans. The 2024 Refinancing Term Loans shall be assigned a different CUSIP from the Initial Term Loans.

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(ii)
The 2024 Refinancing Term Loans shall have a Maturity Date of March 27, 2031.
(iii)
The 2024 Refinancing Term Loans will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount of the 2024 Refinancing Term Loans (such payments subject to reduction as provided in the Credit Agreement) commencing at the end of the second full fiscal quarter ending after the Fifth Amendment Effective Date.
(iv)
The 2024 Refinancing Term Loans shall bear interest as provided for in the Credit Agreement and shall initially be subject to the Interest Period specified in the applicable Committed Loan Notice.
(v)
In accordance with Section 2.16(g) of the Existing Credit Agreement, the terms of the 2024 Incremental Term Loans shall be identical to those of the 2024 Refinancing Term Loans after giving effect to this Fifth Amendment.
(d)
Use of Proceeds. In accordance with Section 2.07(b)(iii) of the Existing Credit Agreement, the Borrower will use the proceeds of the 2024 Refinancing Term Loans to refinance in full all existing Term Loans outstanding under the Existing Credit Agreement as of the Fifth Amendment Effective Date and to pay fees, costs and expenses in connection with the incurrence of the 2024 Refinancing Term Loans.
(e)
Lenders. Each of the Borrower and the Administrative Agent agrees that each 2024 Term Lender (with respect to the Borrower, identified to it prior to the Fifth Amendment Effective Date) (x) is reasonably satisfactory to it and (y) to the extent not an existing Lender, satisfies the provisos set forth in the definition of “Additional Lender” of the Credit Agreement.

section 3. 2024 Revolving Commitments

(a)
Refinancing of Existing Revolving Commitments.
(i)
2024 Refinancing Revolving Commitments. Subject to the terms and conditions set forth herein, each 2024 Refinancing Revolving Lender severally agrees to provide, on the Fifth Amendment Effective Date, 2024 Refinancing Revolving Commitments in an amount equal to the 2024 Refinancing Revolving Commitment set forth next to its name on Schedule II hereto. The aggregate amount of the 2024 Refinancing Revolving Commitments on the Fifth Amendment Effective Date is $150,000,000, and the aggregate amount of the 2024 Initial Revolving Commitments on the Fifth Amendment Effective Date is $150,000,000.
(ii)
Terms. The 2024 Initial Revolving Commitments shall have the same terms as the Existing Revolving Commitments, except as modified by this Fifth Amendment and set forth in the Credit Agreement, including that the 2024 Initial Revolving Commitments shall have a Maturity Date of March 27, 2029.
(b)
2024 Incremental Revolving Commitments.
(i)
Commitments. Subject to the terms and conditions set forth herein, each 2024 Incremental Revolving Lender severally agrees to provide, on the Fifth Amendment Effective Date, 2024 Incremental Revolving Commitments in an amount equal to the 2024 Incremental Revolving

IF = AND ( COMPARE 4 = 10, COMPARE SECTION 1 = "1" 1) 0 = 1 24964213.6

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Commitment set forth next to its name on Schedule II hereto. The aggregate amount of the 2024 Incremental Revolving Commitments on the Fifth Amendment Effective Date is $150,000,000, and the aggregate amount of all 2024 Revolving Commitments on the Fifth Amendment Effective Date is $300,000,000. As of the Fifth Amendment Effective Date, $150,000,000 of the 2024 Incremental Revolving Commitments shall be incurred pursuant to the Ratio Amount.
(ii)
Terms. In accordance with Section 2.16(g) of the Existing Credit Agreement, the terms of the 2024 Incremental Revolving Commitments shall be identical to those of the 2024 Initial Revolving Commitments after giving effect to the this Fifth Amendment.
(iii)
Adjustments to Utilization of Revolving Commitments for Participations in Outstanding Letters of Credit. In accordance with Section 2.16(i)(i) of the Existing Credit Agreement, on the Fifth Amendment Effective Date, each Revolving Lender shall be deemed to have assigned to each 2024 Incremental Revolving Lender a portion of such Revolving Lender’s participations under the Existing Credit Agreement in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in Letters of Credit held by each Revolving Lender will equal the percentage of the aggregate 2024 Revolving Commitments of all Lenders represented by such Revolving Lender’s Revolving Commitments.
(c)
Lenders. Each of the Borrower, the Administrative Agent and each Issuing Bank agrees that each 2024 Refinancing Revolving Lender and each 2024 Incremental Revolving Lender (with respect to the Borrower, identified to it prior to the Fifth Amendment Effective Date) (x) is reasonably satisfactory to it and (y) satisfies the provisos set forth in the definition of “Additional Lender” of the Existing Credit Agreement.

Section 4. Effective date Amendments to Credit Agreement. In furtherance of Sections 2 and 3 of this Fifth Amendment, subject to the satisfaction of the conditions set forth in Section 8 hereof:

(a)
the Existing Credit Agreement is hereby amended as set forth in Exhibit A attached hereto;
(b)
the Exhibits to the Existing Credit Agreement are hereby amended in its entirety as set forth in Exhibit B attached hereto; and
(c)
the Schedules to the Existing Credit Agreement are hereby amended in their entirety as set forth in Exhibit C attached hereto.

Section 5. Reference to and Effect on the Credit Agreement. On and after the Fifth Amendment Effective Date:

(a)
each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement, and each reference to the “Credit Agreement” in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended by this Fifth Amendment;

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(b)
this Fifth Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents, and shall also constitute the following:
(i)
a “Refinancing Amendment” pursuant to and in accordance with Section 2.17 of the Existing Credit Agreement with respect to establishment of the 2024 Refinancing Term Commitments (and the 2024 Refinancing Term Loans funded thereunder) and the 2024 Refinancing Revolving Commitments; and
(ii)
an “Incremental Amendment” pursuant to and in accordance with Section 2.16 of the Existing Credit Agreement with respect to establishment of the 2024 Incremental Term Commitments and the 2024 Incremental Revolving Commitments;
(c)
(A) each 2024 Term Lender shall constitute a “Term Lender” and a “Lender” and (B) each 2024 Revolving Lender shall constitute a “Revolving Lender” and a “Lender”, in each case of the foregoing, under and as defined in the Credit Agreement and the other Loan Documents;
(d)
(A) the 2024 Refinancing Term Commitments shall constitute “Refinancing Term Commitments”, “Refinancing Commitments” and “Term Loan Commitment” and (B) each 2024 Refinancing Term Loan shall constitute a “Refinancing Term Loan”, a “Refinancing Loan” and a “Term Loan”;
(e)
(A) the 2024 Incremental Term Commitments shall constitute “Incremental Term Commitments” and “Term Loan Commitments” and (B) the 2024 Incremental Term Loans shall constitute “Incremental Term Loans” and “Term Loans”, in each case of the foregoing, under and as defined in the Credit Agreement
(f)
(A) the 2024 Refinancing Revolving Commitments shall constitute “Refinancing Revolving Commitments”, “Refinancing Commitments” and “Revolving Commitments” and (B) the 2024 Incremental Revolving Commitments shall constitute “Incremental Revolving Commitments” and “Revolving Commitments”, in each case of the foregoing, under and as defined in the Credit Agreement;
(g)
each reference in the Credit Agreement and each of the other Loan Documents to the “Administrative Agent” or the “Collateral Agent” shall mean and be a reference to Bank of America, .A., as successor to the Resigning Agent. On and after the Fifth Amendment Effective Date, the Resigning Agent’s powers, rights, privileges and duties (other than such rights and duties otherwise agreed to in writing and other than such rights to survive pursuant to the terms of the Loan Documents) as “Administrative Agent” and “Collateral Agent” shall be terminated without any further act or deed on the part of the Resigning Agent or any of the parties to the Credit Agreement or the Lenders; and
(h)
each of the parties hereto acknowledge and agree that the Resigning Agent is executing this Amendment, at the direction of the Lenders party hereto, and makes no representations as to the validity or sufficiency of this Fifth Amendment. In connection with the foregoing, the parties hereto acknowledge and agree that the terms of Article X and Section 11.05 of the Credit Agreement shall apply to the execution and delivery by the Resigning Agent of this Fifth Amendment, and any related action taken or inaction by the Resigning Agent.

Section 6. AUTHORIZATION. Subject to the satisfaction of the conditions to effectiveness set forth in Section 8 hereof, each of the parties hereto consents to the Administrative Agent and Collateral Agent Replacement and waive any notice or other requirement of Section 10.09 of the Existing Credit Agreement as a result of the Administrative Agent and Collateral Agent Replacement. Each 2024 Lender

IF = AND ( COMPARE 6 = 10, COMPARE SECTION 1 = "1" 1) 0 = 1 24964213.6

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authorizes the Loan Parties, the Resigning Agent and the Administrative Agent to enter into an agency transfer agreement (the “Agency Assignment Agreement”) in form and substance reasonably satisfactory to the Loan Parties, the Resigning Agent and the Administrative Agent to be effective as of the Fifth Amendment Effective Date. In addition, each 2024 Lender hereby authorizes the Loan Parties, the Resigning Agent and the Administrative Agent to make any filings and enter into any documentation or amendments to the existing Loan Documents with respect to the Administrative Agent Replacement deemed reasonably necessary or desirable by the Administrative Agent and/or the Resigning Agent without the consent of any Lender. The parties hereto agree that (i) Jefferies Finance LLC, in its individual capacity or in its capacity as the Resigning Agent, or any of its Affiliates, shall not bear any responsibility or liability for any actions taken or omitted to be taken by the Administrative Agent under the Agency Assignment Agreement, the Credit Agreement and this Fifth Amendment (with respect to actions take or omitted to be taken after giving effect to the Administrative Agent and Collateral Agent Replacement) or any other Loans Documents or the transactions contemplated by any of the foregoing and (ii) Bank of America, N.A., in its individual capacity as the Administrative agent and Collateral Agent, or any of its Affiliates, shall not bear any responsibility for liability for any actions taken or omitted to be taken by the Resigning Agent under the Agency Assignment Agreement, the Credit Agreement, this Fifth Amendment (with respect to actions taken or omitted to be taken prior to giving effect to the Administrative Agent and Collateral Agent Replacement) or any other Loan Documents or the transactions contemplated by any of the foregoing.

Section 7. Representations & Warranties. The Borrower hereby represents and warrants to the 2024 Lenders and the Administrative Agent on and as of the Fifth Amendment Effective Date, that:

(a) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects;

(b) no Default or Event of Default has occurred and is continuing (immediately prior to giving effect to the 2024 Term Loans and the 2024 Revolving Commitments) or would result from the incurrence of the 2024 Term Loans or the establishment of the 2024 Revolving Commitments;

(c) this Fifth Amendment and each other Loan Document executed in connection herewith have been duly executed and delivered by each Loan Party that is party hereto and thereto; and

(d) each of this Fifth Amendment and the other Loan Documents executed in connection herewith constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

SECTION 8. Conditions Precedent to effectiveness. This Fifth Amendment shall become effective as of the first date (the “Fifth Amendment Effective Date”) when the conditions set forth in this Section 8 shall have been satisfied (or waived by the 2024 Lenders) in accordance with the Credit Agreement:

(a) The Administrative Agent shall have received the following, in each case in form and substance reasonably satisfactory to the Administrative Agent, the 2024 Lenders:

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(i) counterparts of this Fifth Amendment executed by the Borrower, Guarantors, the Administrative Agent and the 2024 Lenders;

(ii) an executed Committed Loan Notice with respect to the 2024 Term Loans in accordance with the requirements in the Credit Agreement;

(ii) a customary opinion from Latham & Watkins LLP, as special counsel to the Loan Parties, with respect to matters of New York, Delaware and California law;

(iii) a certificate attesting to the Solvency of the Borrower and its Subsidiaries, on a consolidated basis, from the chief financial officer (or officer with equivalent duties) of the Borrower, substantially in the form of the Solvency Certificate furnished on the Closing Date;

(iv) the Resigning Agent, the Loan Parties and the Administrative Agent shall have entered into the Agency Assignment Agreement;

(v) the following:

i. a customary certificate of a Responsible Officer of each Loan Party dated the Fifth Amendment Effective Date and certifying (A) that either (x) attached thereto is a copy of the Organization Documents of each Loan Party or (y) certifying that there has been no change to such Organization Documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions or other action authorizing the execution, delivery and performance of this Fifth Amendment and any other document delivered in connection herewith, (C) to the extent not previously delivered to the Administrative Agent (and unchanged since such delivery), as to the incumbency of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Fifth Amendment or any other document delivered in connection herewith on behalf of such Loan Party and (D) good standing certificates for each Loan Party from such Loan Party’s jurisdiction of formation or organization; and

ii. a customary certificate of another Responsible Officer as to the incumbency and signature of the secretary or assistant secretary executing the certificate delivered pursuant to clause (i) above;

(b)
the 2024 Lenders shall have received, at least three (3) Business Days prior to the Fifth Amendment Effective Date, (i) all documentation and other information about the Borrower and the other Loan Parties required by bank regulatory authorities in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary FinCEN beneficial ownership certificate as required by the Beneficial Ownership Regulation with respect to the Borrower (or, to the extent that the Borrower has previously provided such certificate to the 2024 Lenders, confirmation in writing to the Administrative Agent that no change to its beneficial ownership has occurred since the date of such previously provided certificate), in each case of the foregoing, to the extent requested in writing at least ten Business Days prior to the Fifth Amendment Effective Date;
(c)
The representations and warranties in Section 7 hereof, in each case, shall be true and correct as of the Fifth Amendment Effective Date, and the Administrative Agent shall have received a

IF = AND ( COMPARE 8 = 10, COMPARE SECTION 1 = "1" 1) 0 = 1 24964213.6

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certificate, in form and substance reasonably satisfactory to the Administrative Agent and 2024 Lenders, dated as of the Fifth Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying that the representations set forth in clause (a) and (b) of Section 7 are true and correct as of the Fifth Amendment Effective Date;
(d)
(i) each Lead Arranger shall have received (or, substantially concurrently with the funding of the 2024 Term Loans and the initial availability of the 2024 Revolving Commitments, will receive) payment of fees required to be paid to such Lead Arranger as separately agreed in writing between the Borrower and such Lead Arranger in connection with this Fifth Amendment, (ii) the Administrative Agent shall have received (or, substantially concurrently with the funding of the 2024 Term Loans and the initial availability of the 2024 Revolving Commitments, will receive), for the account of each 2024 Term Lender, each 2024 Refinancing Revolving Lender and each 2024 Incremental Revolving Lender, as applicable, payment of fees required to be paid to each such Lender in the amounts as separately agreed in writing by the Borrower and the Lead Arrangers and notified to such Lender, (iii) the Administrative Agent shall have received (or, substantially concurrently with the funding of the 2024 Term Loans and the initial availability of the 2024 Revolving Commitments, will receive) payment of all reasonably and reasonably documented expenses and legal fees required to be reimbursed or paid by the Borrower on the Fifth Amendment Effective Date hereunder or under any other Loan Document, to the extent invoiced in reasonable detail at least two Business Days prior to the Fifth Amendment Effective Date (except as otherwise reasonably agreed to by the Borrower), it being agreed that such fees and expenses may be paid with the proceeds of the borrowing of the 2024 Term Loans.

For purposes of determining compliance with the conditions specified in this Section 8, each 2024 Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 8 to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.

Section 9. Reaffirmation.

By executing and delivering this Fifth Amendment, (i) the Borrower and each other Loan Party hereby agrees that all Loans (including, without limitation, the 2024 Refinancing Term Loans made available on the Fifth Amendment Effective Date) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and (ii) the Borrower and each other Loan Party hereby (A) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, (B) agrees that after giving effect to this Fifth Amendment and the Fifth Amendment Effective Date, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2024 Term Lenders and 2024 Refinancing Lenders) continue to be in full force and effect, and (C) affirms, acknowledges and confirms its guarantee of obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations under the Credit Agreement, in each case after giving effect to this Fifth Amendment and the Fifth Amendment Effective Date, all as provided in such Loan Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, each as amended hereby, including the 2024 Refinancing Term Loans and the 2024 Revolving Commitments, in each case after giving effect to this Fifth Amendment and the Fifth Amendment Effective Date.

IF = AND ( COMPARE 9 = 10, COMPARE SECTION 1 = "1" 1) 0 = 1 24964213.6

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Section 10. Miscellaneous Provisions.

(a) Amendments. No amendment or waiver of any provision of this Fifth Amendment shall be effective unless in writing signed by each party hereto and as otherwise required by Section 11.01 of the Credit Agreement.

(b) Ratification. This Fifth Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(c) No Novation; Effect of this Fifth Amendment. This Fifth Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Fifth Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same or a novation of the Loan Documents, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Fifth Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided herein, such obligations are in all respects continuing with only the terms being modified as provided in this Fifth Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Fifth Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Guarantor further agrees that nothing in the Credit Agreement, this Fifth Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement. This Fifth Amendment constitutes a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d) Governing Law; Submission to Jurisdiction, Etc. THIS FIFTH AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 11.15 AND 11.16 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

IF = AND ( COMPARE 10 = 10, COMPARE SECTION 1 = "1" 1) 0 = 1 24964213.6

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(e) Severability. Section 11.14 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(f) Counterparts; Headings. This Fifth Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Fifth Amendment by telecopy or other electronic imaging (including in pdf. or .tif format) means shall be effective as delivery of a manually executed counterpart of this Fifth Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fifth Amendment.

(g) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import this Fifth Amendment or any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10. MORTGAGE RELEASES.

Pursuant to Section 10.11(a)(i)(D) of the Credit Agreement, the Required Lenders hereby (a) consent to the termination, satisfaction and release of the existing Mortgage, (b) authorize the Collateral Agent to execute and deliver the mortgage release with respect thereto and (c) authorize the filing and/or recording of the mortgage release in the recording office of the applicable jurisdiction (it being understood and agreed that such release shall be effective as of the Fifth Amendment Effective Date).

[Remainder of page intentionally blank; signatures begin next page]

IF = AND ( COMPARE 11 = 10, COMPARE SECTION 1 = "1" 1) 0 = 1 24964213.6

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

MISTER CAR WASH HOLDINGS, INC., as the Borrower

By:

Name:

Title:

HOTSHINE INTERMEDIATECO, INC., as Holdings

By:

Name:

Title:

CAR WASH PARTNERS, LLC

By:

Name:

Title:

CWP ASSET CORP.

By:

Name:

Title:

CWPS CORP.

By:

Name:

Title:

[Signature Page to MCW Fifth Amendment]

CWP WEST, LLC

By:

Name:

Title:

CWPU CORP.

By:

Name:

Title:

CWP MANAGEMENT CORP.

By:

Name:

Title:

CAR WASH HEADQUARTERS, LLC

By:

Name:

Title:

MCW GC, LLC

by: CAR WASH PARTNERS, INC., its manager

By:

Name:

Title:

[Signature Page to MCW Fifth Amendment]

cwp california corp.

By:

Name:

Title:

ps acquisition sub corp.

By:

Name:

Title:

prime shine, llc

By:

Name:

Title:

SUNSHINE ACQUISITION SUB CORP.

By:

Name:

Title:

MDKMH PARTNERS, INC.

By:

Name:

Title:

CLEAN STREAK VENTURES, LLC

By:

Name:

Title:

[Signature Page to MCW Fifth Amendment]

CFCW PROPCO NONA, LLC

By:

Name:

Title:

[Signature Page to MCW Fifth Amendment]

JEFFERIES FINANCE LLC, as Resigning Agent

By: Name: Title:

[Signature Page to MCW Fifth Amendment]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:

Name:

Title:

[Signature Page to MCW Fifth Amendment]

BANK OF AMERICA, N.A., as a 2024 Incremental Term Lender

By:

Name:

Title:

[Signature Page to MCW Fifth Amendment]

[ ], as a [2024 Refinancing Revolving Lender] [and] [2024 Incremental Revolving Lender]

By:

Name:

Title:

[Signature Page to MCW Fifth Amendment]

Schedule I

2024 Incremental Term Commitments

2024 Incremental Term Lender	2024 Incremental Term Commitment
Bank of America, N.A.	$23,799,054.62
Total	$23,799,054.62

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Schedule II

2024 Revolving Commitments

2024 Revolving Lender	2024 Refinancing Revolving Commitment	2024 Incremental Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$25,000,000	$25,000,000	16.666666667%
Goldman Sachs Bank USA	$20,000,000	$20,000,000	13.333333333%
Morgan Stanley Senior Funding, Inc.	$20,000,000	$20,000,000	13.333333333%
Wells Fargo Bank, National Association	$20,000,000	$20,000,000	13.333333333%
Fifth Third Bank, National Association	$11,500,000	$11,500,000	7.666666667%
MUFG Bank, Ltd.	$11,500,000	$11,500,000	7.666666667%
Royal Bank of Canada	$11,500,000	$11,500,000	7.666666667%
Bank of Montreal	$7,625,000	$7,625,000	5.083333333%
Banco Santander, S.A., New York Branch	$7,625,000	$7,625,000	5.083333333%
U.S. Bank National Association	$7,625,000	$7,625,000	5.083333333%
Western Alliance Bank	$7,625,000	$7,625,000	5.083333333%
Total	$150,000,000	$150,000,000	100.00%

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Exhibit A

[See attached.]

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Exhibit B

[See attached.]

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Exhibit C

[See attached.]